UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: June 10, 2010

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the 2010 Annual Meeting of Stockholders held on June 10, 2010 (the “Annual Meeting”), the stockholders of SciClone Pharmaceuticals, Inc. (“SciClone”) approved the adoption of an amendment to SciClone’s 2005 Equity Incentive Plan, as amended (the “2005 Plan”), under which SciClone may issue equity-based awards to officers, employees, directors and any other individuals providing services to or for SciClone to, among certain other changes, increase the authorized aggregate number of shares issuable under the plan from 7,800,000 to 10,600,000.

Also at the Annual Meeting, SciClone’s stockholders approved the adoption of an amendment to the SciClone Pharmaceuticals, Inc. 1996 Employee Stock Purchase Plan, as amended (the “ESPP”), under which SciClone’s employees, subject to certain restrictions in the ESPP, may enroll to acquire purchase rights for SciClone’s Common Stock to, among certain other changes, increase the authorized aggregate number of shares issuable under the plan from 1,000,000 to 1,300,000 and to re-name the plan as the SciClone Pharmaceuticals, Inc. Employee Stock Purchase Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 10, 2010, the matters on which the shareholders voted, in person or by proxy were:

(i)	to elect eight nominees as directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

(ii)	to approve the amendment to the 2005 Plan, as amended, to change the authorized aggregate number of shares issuable under the plan from 7,800,000 to 10,600,000 and to make certain other changes;

(iii)	to approve the amendment to the ESPP, as amended, to change the authorized aggregate number of shares issuable under the plan from 1,000,000 to 1,300,000 and to make certain other changes; and

(iv)	to ratify the selection of Ernst & Young LLP as SciClone’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The eight nominees were elected, the 2005 Plan, as amended, was approved, the ESPP, as amended, was approved and the appointment of the independent registered public accounting firm was ratified. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jon S. Saxe	20,868,460	896,365	15,391,922
Friedhelm Blobel, Ph.D.	20,791,249	973,576	15,391,922
Roberto Camerini, M.D.	20,297,274	1,467,551	15,391,922
Richard J. Hawkins	19,292,067	2,472,758	15,391,922
Trevor M. Jones, Ph.D.	16,469,846	5,294,979	15,391,922
Gregg A. Lapointe	20,813,820	951,005	15,391,922
Ira D. Lawrence, M.D.	20,817,534	947,291	15,391,922
Dean S. Woodman	19,260,667	2,504,158	15,391,922

Approval of the 2005 Plan, as amended:

Votes For	Votes Against	Abstentions
17,041,635	4,666,784	56,406

Approval of the ESPP:

Votes For	Votes Against	Abstentions
20,409,603	1,301,287	53,935

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
36,636,663	282,618	237,466

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2010	SCICLONE PHARMACEUTICALS, INC.

	By:	/S/ GARY S. TITUS
Gary S. Titus
Chief Financial Officer and Senior Vice President, Finance